Exhibit 99.17

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-J

KEY PERFORMANCE FACTORS
April 30, 2000



        Expected B Maturity                                        10/15/03


        Blended Coupon                                              6.3258%



        Excess Protection Level
          3 Month Average   5.85%
          April, 2000   5.48%
          March, 2000   5.91%
          February, 2000   6.17%


        Cash Yield                                  18.08%


        Investor Charge Offs                         4.70%


        Base Rate                                    7.90%


        Over 30 Day Delinquency                      4.72%


        Seller's Interest                           10.74%


        Total Payment Rate                          13.82%


        Total Principal Balance                     $52,271,464,953.72


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $5,612,664,435.2